                                                                    Exhibit 25.1

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------
                              WCI COMMUNITIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-2857021
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization                               identification no.)

                           ---------------------------
                            Bay Colony-Gateway, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    36-4025714
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                         Financial Resources Group, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3279648
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                           First Fidelity Title, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3321774
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                      Florida Lifestyle Management Company
               (Exact name of obligor as specified in its charter)

Florida                                                     59-1505694
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                              Livingston Road, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3658689
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                      Sun City Center Golf Properties, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3439449
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                          Sun City Center Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-1581628
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                             Watermark Realty, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    65-0619884
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                  The Colony at Pelican Landing Golf Club, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-2415982
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           ---------------------------
                           Communities Amenities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3431364
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Communities Home Builders, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3431554
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Gateway Communications Services, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     65-0133017
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                               JYC Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3555684
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Marbella at Pelican Bay, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     65-0738244
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                   Pelican Landing Golf Resort Ventures, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3543449
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              Sarasota Tower, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     65-1012613
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     Tarpon Cove Yacht & Racquet Club, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3413469
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Tiburon Golf Ventures, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3515983
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Watermark Realty Referral, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3227694
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                    WCI Communities Property Management, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     65-0734347
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              WCI Golf Group, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3518710
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                WCI Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                     59-3408628
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       Bay Colony Realty Associates, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0227049
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Bay Colony of Naples, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0323732
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Coral Ridge Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0615045
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Coral Ridge Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    25-1184789
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Coral Ridge Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-0980280
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Coral Ridge Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-2103316
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Florida Design Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0585945
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Florida National Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0615052
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Gateway Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-2167649
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Gateway Realty Sales, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-2741697
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Heron Bay, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0540040
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     Heron Bay Golf Course Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0583106
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Pelican Bay Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-1906557
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Pelican Landing Communities, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    25-1629089
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Pelican Landing Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    25-1629086
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Pelican Marsh Properties, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    65-0348731
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Tarpon Cove Realty, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-2000931
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 WCI Homes, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-3557486
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Communities Finance Company, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   65-1062263
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             WCI Capital Corporation
               (Exact name of obligor as specified in its charter)

Florida                                                    65-1108622
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Community Specialized Services, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    59-3740762
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     WCI Architecture & Land Planning, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    02-0570572
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

24301 Walden Center Drive
Bonita Springs, Florida                                    34134
(Address of principal executive offices)                   (Zip code)

                           ---------------------------
         4.0% Contingent Convertible Senior Subordinated Notes due 2023
                       (Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-----------------------------------------------------------------------------

                     Name                                 Address
-----------------------------------------------------------------------------

       Superintendent of Banks of the         2 Rector Street, New York, N.Y.
       State of New York                      10006, and Albany, N.Y. 12203

       Federal Reserve Bank of New York       33 Liberty Plaza, New York, N.Y.
                                              10045

       Federal Deposit Insurance Corporation  Washington, D.C.  20429

       New York Clearing House Association    New York, New York   10005



         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of September, 2003.


                                             THE BANK OF NEW YORK


                                             By:  /S/   VAN K. BROWN
                                                  ------------------------------
                                                  Name:   VAN K. BROWN
                                                  Title:  VICE PRESIDENT

                                                                     EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                           In Thousands

Cash and balances due from depository
 institutions:
   Noninterest-bearing balances and currency and coin..           $4,257,371
   Interest-bearing balances...........................            6,048,782
Securities:
   Held-to-maturity securities.........................              373,479
   Available-for-sale securities.......................           18,918,169
Federal funds sold in domestic offices.................            6,689,000
Securities purchased under agreements to
   resell..............................................            5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale......................              616,186
   Loans and leases, net of unearned
     income............................................           38,342,282
   LESS: Allowance for loan and
     lease losses......................................              819,982
   Loans and leases, net of unearned
     income and allowance..............................           37,522,300
Trading Assets.........................................            5,741,193
Premises and fixed assets (including capitalized
   leases).............................................              958,273
Other real estate owned................................                  441
Investments in unconsolidated subsidiaries and
   associated companies................................              257,626
Customers' liability to this bank on acceptances
   outstanding.........................................              159,995
Intangible assets......................................
   Goodwill............................................            2,554,921
   Other intangible assets.............................              805,938
Other assets...........................................            6,285,971
                                                                 -----------
Total assets...........................................          $96,483,434
                                                                 ===========

LIABILITIES
Deposits:
   In domestic offices.................................          $37,264,787
   Noninterest-bearing.................................           15,357,289
   Interest-bearing....................................           21,907,498
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................           28,018,241
   Noninterest-bearing.................................            1,026,601
   Interest-bearing....................................           26,991,640
Federal funds purchased in domestic
  offices..............................................              739,736
Securities sold under agreements to repurchase.........              465,594
Trading liabilities....................................            2,456,565
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................            8,994,708
Bank's liability on acceptances executed and
   outstanding.........................................              163,277
Subordinated notes and debentures......................            2,400,000
Other liabilities......................................            7,446,726
                                                                 -----------
Total liabilities......................................          $87,949,634
                                                                 ===========
Minority interest in consolidated
   subsidiaries........................................              519,472


EQUITY CAPITAL
Perpetual preferred stock and related
 surplus...............................................                    0
Common stock...........................................            1,135,284
Surplus................................................            2,056,273
Retained earnings......................................            4,694,161
Accumulated other comprehensive income.................              128,610
Other equity capital components........................                    0
----------------------------------------------------------------------------
Total equity capital...................................            8,014,328
                                                                 -----------
Total liabilities minority interest and equity capital.          $96,483,434
                                                                 ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                Thomas J. Mastro,
                            Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                    .......
Thomas A. Renyi           .
Gerald L. Hassell         .                     Directors
Alan R. Griffith          .
                    .......

--------------------------------------------------------------------------------